Exhibit 99.1

IN RE ALLEGHENY ENERGY SHAREHOLDER AND DERIVATIVE LITIGATION	*	IN THE
	*	CIRCUIT COURT
	*	FOR

	*	BALTIMORE CITY

	*	Case No.: 24-C-10-001301

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NOTICE OF PENDENCY OF CLASS AND DERIVATIVE ACTION,

PROPOSED SETTLEMENT OF CLASS AND DERIVATIVE ACTION,

SETTLEMENT HEARING AND RIGHT TO APPEAR

TO:	ALL PERSONS OR ENTITIES WHO HELD OR OWNED SHARES OF ALLEGHENY ENERGY, INC. COMMON STOCK, EITHER OF RECORD OR BENEFICIALLY, OTHER THAN DEFENDANTS AND MEMBERS OF THEIR IMMEDIATE FAMILIES, AT ANY TIME DURING THE PERIOD FROM AND INCLUDING FEBRUARY 11, 2010 AND THROUGH THE DATE OF THE CONSUMMATION OF THE MERGER.

PLEASE READ THIS NOTICE CAREFULLY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF THE LITIGATION REFERRED TO IN THE CAPTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT, AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD OR HELD SHARES OF ALLEGHENY ENERGY, INC. COMMON STOCK FOR THE BENEFIT OF OTHERS, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNERS.

THE PURPOSE OF THIS NOTICE

1.

The purpose of this Notice is to inform you of a proposed settlement (the “Settlement”) of litigation pending in the Circuit Court of Baltimore City, Maryland (the “Maryland Action”) concerning the proposed merger (the “Merger”) involving Allegheny Energy, Inc. (“Allegheny” or the “Company”) and a wholly-owned subsidiary of FirstEnergy Corp. (“FirstEnergy”). The proposed Settlement also would have implications for similar litigation pending in the Court of Common Pleas of Westmoreland County, Pennsylvania (the “Pennsylvania Action”) and in the United States District Court for the Western

District of Pennsylvania (the “LAMPERS Action”). Collectively, this Notice refers to the Maryland Action, Pennsylvania Action, and LAMPERS Action as the “Actions.” A hearing on the proposed Settlement is scheduled to occur before the Honorable Stuart R. Berger of the Circuit Court for Baltimore City, Maryland (the “Maryland Court”), located at 111 North Calvert Street, Baltimore, Maryland 21202, on December 13, 2010 at 10 a.m. (the “Hearing”).

2.	The purpose of the Hearing is to determine: (a) whether the Maryland Action is properly certified as a class action, without opt-out rights, pursuant to Maryland Rules 2-231(a), 2-231(b)(1) and 2-231(b)(2), on behalf of all persons or entities who held or owned shares of Allegheny common stock, either of record or beneficially, other than Defendants (as defined below) and members of their immediate families, at any time during the period from and including February 11, 2010 and the date of the consummation of the Merger (the “Class”); (b) whether the Maryland Court should approve the proposed Settlement of the Maryland Action; (c) whether the Maryland Court should enter final judgment dismissing the class claims asserted in the Maryland Action on the merits and with prejudice as against the named plaintiffs and the Class; (d) whether the Maryland Court should enter a final judgment dismissing the derivative claims asserted in the Maryland Action on the merits and with prejudice; (e) if the Maryland Court approves the Settlement and enters such final judgment, whether plaintiffs’ counsel in the Maryland Action should be paid attorneys’ fees and expenses by Allegheny, its successor-in-interest, or its insurance carrier(s); and (f) such other matters as may properly come before the Maryland Court.

3.	Dismissal and release of the claims asserted in the Maryland Action will also bind the plaintiffs in the Pennsylvania Action and LAMPERS Action. Accordingly, if the Maryland Court approves the Settlement and dismisses the Maryland Action, then within three business days of such approval becoming no longer subject to appeal, the parties to the Pennsylvania Action and the LAMPERS Action shall submit appropriate papers to the courts in the Pennsylvania Action and LAMPERS Action, requesting dismissal of those actions with prejudice and on the merits. Plaintiffs’ counsel in those actions also will seek attorneys’ fees and expenses, subject to the agreement on fees described in this Notice.

4.	The Court has the right to adjourn the Hearing without further notice. The Court also has the right to approve the Settlement with or without modifications, and to enter its final judgment dismissing the Maryland Action on the merits and with prejudice and to order the payment of attorneys’ fees and expenses without further notice.

NOTICE TO PERSONS OR ENTITIES HOLDING

OWNERSHIP ON BEHALF OF OTHERS

5.	Brokerage firms, banks and/or other persons or entities who held shares of Allegheny common stock, either of record or beneficially, other than Defendants (as defined below) and members of their immediate families, at any time during the period from and including February 11, 2010 through the date of consummation of the Merger, for the benefit of others, are requested to immediately send this Notice to all of their respective beneficial owners. If additional copies of this Notice are needed for forwarding to such beneficial owners, any requests for such additional copies may be made to Allegheny Energy, Inc., Attention: Investor Relations, 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601.

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THE ACTIONS AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY WISH TO TAKE IN RELATION TO THIS LITIGATION.

BACKGROUND AND DESCRIPTION OF THE LITIGATION

6.	On February 11, 2010, Allegheny and FirstEnergy announced that they had entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which, and subject to the terms and conditions thereof, Element Merger sub, Inc. (“Merger Sub”), a wholly owned subsidiary of FirstEnergy, will merge with and into Allegheny with Allegheny becoming a wholly owned subsidiary of FirstEnergy. Upon completion of the merger, FirstEnergy will issue to Allegheny stockholders 0.667 of a share of FirstEnergy common stock for each share of Allegheny common stock held prior to the merger.

7.	Between February 19, 2010 and February 26, 2010, four actions were filed in the Maryland Court, all alleging, among other things, that Allegheny’s directors had breached their fiduciary duties in connection with their consideration and approval of the Merger, and that FirstEnergy and Merger Sub had aided and abetted such alleged breaches of fiduciary duty; to wit, Sheridan v. Allegheny Energy, Inc., et al., C.A. No. 24-C-10-001255, filed on February 19, 2010 (the “Sheridan Maryland Action”); Lynn v. Evanson, et al., C.A. No. 24-C-10-001296, filed on February 22, 2010 (“Lynn”); Oakmont Capital Management LLC v. Evanson, et al., C.A. No. 24-C-10-001301, filed on February 22, 2010; and Judah Wassner & Family J.V. v. Allegheny Energy, Inc. et al., C.A. No. 24-C-10-001585, filed on February 26, 2010.

8.	Between February 18, 2010 and March 4, 2010, three actions were filed in the Court of Common Pleas of Westmoreland County, Pennsylvania, all alleging, among other things, that Allegheny’s directors had breached their fiduciary duties in connection with their consideration and approval of the Merger, and that FirstEnergy had aided and abetted such alleged breaches of fiduciary duty; to wit, Sheridan v. Evanson, et al., C.A. No. 1101 of 2010, filed on February 18, 2010; Gladding v. Evanson, et al., C.A. No. 1310 of 2010, filed on February 25, 2010; and Martin v. Evanson et al., C.A. No. 1519 of 2010, filed on March 4, 2010.

9.	On February 23, 2010, the Sheridan Maryland Action was voluntarily dismissed.

10.

On March 3, 2010, defendants Paul Evanson, Eleanor Baum, H. Furlong Baldwin, Cyrus F. Freidheim, Jr., Julia L. Johnson, Ted J. Kleisner, Christopher D. Pappas, Steven H. Rice, Gunnar E. Sarsten, and Michael H. Sutton (collectively with Kirk R. Oliver,[1] the “Individual Defendants”) and Allegheny filed motions to dismiss the lawsuits filed in Maryland, answers to the complaints and a motion for consolidation.

11.	On March 10, 2010, the LAMPERS Action, captioned Louisiana Municipal Police Employees’ Retirement System v. Allegheny Energy, Inc., et al., C.A. No. 2:10-cv-00319-NBF, was filed in the United States District Court for the Western District of Pennsylvania, alleging, among other things, that Allegheny’s directors had breached their fiduciary duties in connection with their consideration and approval of the Merger and that FirstEnergy and Merger Sub had aided and abetted such alleged breaches of fiduciary duty.

[1]	Mr. Oliver, Allegheny’s Chief Financial Officer, was named as a defendant in the Pennsylvania Action but not in the Maryland Action.

12.	On March 17, 2010, the Circuit Court for Baltimore City assigned the three pending Maryland cases to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, and consolidated the cases into a consolidated case styled Oakmont Capital Management LLC v. Paul J. Evanson, et al., Case No. 24-C-10-00130. On March 19, 2010, the trial court in Westmoreland County consolidated the three pending Pennsylvania cases into a consolidated case styled In re Allegheny Energy, Inc. Shareholder Class and Derivative Litigation, Lead Case No. 1101 of 2010, and appointed lead counsel and liaison counsel.

13.	On March 23, 2010, FirstEnergy filed a Registration Statement on Form S-4 (the “S-4”) with the United States Securities and Exchange Commission, which contained a preliminary joint proxy statement/prospectus of Allegheny and FirstEnergy.

14.	On March 31, 2010, after a contested hearing, the Maryland Court appointed interim lead counsel and entered a Case Management Order establishing, among other things, June 3, 2010 as the date for a hearing on a motion to dismiss a consolidated amended complaint to be filed by April 12, 2010.

15.	On April 5, 2010, the Individual Defendants and Allegheny (collectively, the “Allegheny Defendants”) moved to stay the Pennsylvania Action pending adjudication of the Maryland Action.

16.

On April 12, 2010, plaintiff Lynn filed an Amended Class Action and Derivative Complaint (the “Maryland Consolidated Amended Complaint”) in the Maryland Action, alleging, among other things, that Allegheny’s directors had breached their fiduciary duties in connection with their consideration and approval of the Merger, that the preliminary joint proxy statement contained materially misleading statements and omissions regarding the Merger, and that FirstEnergy had aided and abetted such alleged breaches of fiduciary duty. On April 21, 2010, the Allegheny Defendants, FirstEnergy, and Merger Sub (collectively, the “Defendants”) filed motions to dismiss the Maryland Consolidated Amended Complaint.

17.	On May 21, 2010, plaintiffs in the Pennsylvania Action filed a consolidated amended complaint.

18.	On April 30, 2010, the Allegheny Defendants produced certain confidential documents to the respective counsel to plaintiffs in the Maryland Action, the Pennsylvania Action, and the LAMPERS Action (collectively, “Plaintiffs”) in response to their requests, pursuant to an agreement that the documents remain confidential and are to be used only for purposes of settlement discussions.

19.	On May 27, 2010, the parties to the Actions, following arm’s-length negotiations, reached an agreement as set forth in the Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) providing for the settlement of the Actions on the terms and conditions set forth below (the “Settlement”), and the parties believe the Settlement is in the best interests of the parties and Allegheny’s shareholders. The settlement is based on Allegheny and FirstEnergy including additional disclosures in their joint proxy statement relating to the Merger.

20.	The S-4 was amended on June 4, 2010, June 25, 2010, July 14, 2010 and July 16, 2010, respectively, and has been distributed to Allegheny’s and FirstEnergy’s respective shareholders, and contains certain disclosures negotiated by the Plaintiffs in each of the Actions.

21.	On July 23, 2010, Plaintiffs’ respective counsel deposed (i) Defendant Paul J. Evanson, Chief Executive Officer and Chairman of the Board of Directors of Allegheny, and (ii) Defendant Steven H. Rice, a member of Allegheny’s Board of Directors.

22.	On August 4, 2010, Plaintiffs’ respective counsel deposed third-party witness Mark Siconolfi, Vice President of Goldman Sachs.

23.	The Maryland Court previously certified a non-opt out class that consists of all persons who held shares of Allegheny common stock, other than Defendants and members of their immediate families, at any time during the period from and including February 11, 2010 through the date of consummation of the Merger. The Settlement provides that the Final Judgment and Order will certify a class consisting of all persons or entities who held or owned shares of Allegheny common stock, either of record or beneficially, other than Defendants and members of their immediate families, at any time during the period from and including February 11, 2010 and the date of the consummation of the Merger.

24.	Allegheny’s directors and officers, together with Allegheny, FirstEnergy and Merger Sub, each have denied, and continue to deny, that they have committed, or aided and abetted in the commission of, any violation of law or engaged in any of the wrongful acts alleged in the Actions, and expressly maintain that they diligently and scrupulously have complied with any fiduciary and other legal duties and are entering into the Settlement solely to eliminate the burden and expense of further litigation.

25.	Plaintiffs and their respective counsel believe that the claims they have asserted have legal merit, but recognize that there are legal and factual defenses to the claims asserted in the Actions that Defendants have raised and might have raised throughout the pendency of the Actions.

26.	On August 11, 2010, the Maryland Court granted the parties’ motion to amend the caption of the Maryland Action to In re Allegheny Energy Shareholder and Derivative Litigation.

27.	On October 18, 2010, the parties submitted the Stipulation to the Maryland Court, which resulted in the Maryland Court entering an order preliminarily approving the Settlement and establishing a schedule (the “Preliminary Approval and Scheduling Order”) in the Maryland Action on October 21, 2010.

REASONS FOR THE SETTLEMENT

28.	Plaintiffs in the Maryland Action, through their respective counsel, have investigated the claims and allegations asserted in the Maryland Action, as well as the underlying events and transactions relevant to the Maryland Action.

29.	In evaluating the Settlement, plaintiffs in the Maryland Action and their counsel have considered (i) the substantial benefits to the members of the Class from the Settlement, including the additional disclosures incorporated into the joint proxy statement; (ii) the attendant risks of continued litigation and the uncertainty of the outcome of the Maryland Action; (iii) the probability of success on the merits and the allegations contained in the Maryland Action, including the uncertainty relating to the proof of those allegations; (iv) the desirability of permitting the Settlement to be consummated as provided by the terms of the Stipulation; and (v) the conclusion of plaintiffs’ counsel in the Maryland Action that the terms and conditions of the Settlement are fair, reasonable, adequate and in the best interests of Plaintiffs and the Class.

30.	Allegheny, its directors, FirstEnergy and Merger Sub have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in, or aided and abetted, any of the wrongful acts alleged in any of the Actions, and expressly maintain that they have diligently and scrupulously complied with any of their fiduciary or other legal duties, and are entering into the Stipulation and the Settlement solely to eliminate the burden and expense of further litigation.

SUMMARY OF THE SETTLEMENT TERMS

31.	The principal terms of the Settlement are as follows:

(a) In consideration for the full settlement and release of all Released Claims (as defined below), the parties to the Actions agreed that Allegheny and FirstEnergy would include (which they have done) additional disclosures in the final S-4 relating to the Merger. Defendants agree that the efforts of Plaintiffs and their respective counsel were substantial contributing factors that led to the inclusion of such disclosures.

(b) The full terms of the Settlement are set forth in the Stipulation (see Scope of This Notice and Further Information, below).

DISMISSAL AND RELEASE OF CLAIMS

32.	Among other things, the Stipulation provides that upon court approval of the Settlement, and in consideration of the benefits provided by the Settlement:

(a) Plaintiffs’ claims asserted in the Maryland Action on behalf of the Class shall be dismissed on the merits with prejudice against Maryland Plaintiffs and all members of the Class, without costs, except as provided herein. Without limiting the foregoing, all derivative claims asserted in the Maryland Action shall be dismissed on the merits with prejudice, without costs, except as provided herein.

(b) In addition to the foregoing, any and all claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs,

expenses, matters and issues, known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, that have been, could have been, or in the future can or might be asserted in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal, state, foreign or common law, including the federal securities laws and any state disclosure law), by or on behalf of Maryland Plaintiffs or Allegheny or any member of the Class, whether individual, direct, class, derivative, representative, legal, equitable, or any other type or in any other capacity (collectively, the “Releasing Persons”) against Paul Evanson, H. Furlong Baldwin, Eleanor Baum, Cyrus F. Freidheim, Jr., Julia L. Johnson, Ted J. Kleisner, Christopher D. Pappas, Steven H. Rice, Gunnar E. Sarsten, Michael H. Sutton, Kirk R. Oliver, Allegheny, FirstEnergy, and Merger Sub (collectively, and as previously defined, the “Defendants”) or any of their respective families, parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, insurers, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, underwriters, brokers, dealers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, family members, predecessors, successors and assigns (collectively, and with Defendants, the “Released Persons”), which have arisen, could have arisen, arise now or hereafter may arise out of or relate in any manner to the acts, events, facts, matters, transactions, occurrences, statements, representations, misrepresentations or omissions or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the allegations in the Actions, the Merger, the Merger Agreement, and

the transactions contemplated therein, or disclosures made in connection therewith (including the adequacy and completeness of such disclosures) (the “Released Claims”, and collectively with Released Persons and Releasing Persons, the “Release”) are hereby dismissed, barred, settled and released; provided, however, that the Released Claims shall not include any claims to enforce the Settlement, which shall remain subject to the exclusive jurisdiction of the Maryland Court, or to any fees and expenses sought by plaintiffs’ counsel in the Pennsylvania Action and the LAMPERS Action, respectively; and further provided, that, with respect to the releases being provided by Allegheny, “Released Persons” means only the Individual Defendants.

(c) The Release shall extend to claims that the Releasing Persons do not know or suspect to exist at the time of the Release, which, if known, might have affected the Releasing Persons’ decision to enter into the Release. Maryland Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Claims, but that it is the intention of Maryland Plaintiffs, and by operation of law the members of the Class, to completely, fully, finally and forever extinguish any and all Released Claims, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Maryland Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” in the definition of “Released Claims” was separately bargained for and was a key element of the Settlement and was relied upon by each and all of the Defendants in entering into the Stipulation. “Unknown Claims” means any claim that a Releasing Party does not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Persons, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any of the Released Claims, the parties stipulate and agree that upon final approval of the Settlement, Maryland Plaintiffs shall have, and each member of the Class shall be deemed to have, and by operation of the final order and judgment by the Maryland Court shall have, expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

TEMPORARY BAR AND INJUNCTION

33.	Pursuant to the Preliminary Approval and Scheduling Order, pending final determination by the Court of whether the Settlement should be approved, Maryland Plaintiffs, their counsel, all members of the Class, and any of them, are individually and severally barred and enjoined from asserting, commencing, prosecuting, assisting, instigating or in any way participating in the commencement or prosecution of any action asserting any Released Claims, either directly, representatively, derivatively or in any other capacity. In addition, all proceedings in the Maryland Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of this Court.

ATTORNEYS’ FEES AND EXPENSES

34.

Subject to the terms of the Stipulation, approval of the Settlement, entry of the Order and Final Judgment, and final dismissal of the Actions, Allegheny, its successor entity, or its insurance carrier(s) shall pay to plaintiffs’ counsel in the Maryland Action the amount of $750,000 in attorneys’ fees and expenses sought by plaintiffs’ counsel in the Maryland Action or such other amount that the Maryland Court deems appropriate. Subject to the terms and conditions of the Stipulation, approval of the Settlement, final dismissal of the Actions, and any order of the Pennsylvania State Court, Allegheny, its successor entity, or its insurance carrier(s) shall pay to plaintiffs’ counsel in the Pennsylvania Action the amount of $700,000 in attorneys’ fees and expenses sought by plaintiffs’ counsel in the Pennsylvania Action or such other amount that the court deems appropriate. Subject to the terms and conditions of the Stipulation, approval of the Settlement, final dismissal of the Actions, and any order of the Pennsylvania Federal Court, Allegheny, its successor entity, or its insurance carrier(s) shall pay to plaintiffs’ counsel in the LAMPERS Action the amount of $300,000 in attorneys’ fees and expenses sought by plaintiffs’ counsel in the LAMPERS Action or such other amount that the court deems appropriate. No other application for attorneys’ fees and expenses shall be filed, and counsel for Plaintiffs in each of the Actions expressly waives any right to seek any award of such fees and expenses except as set forth in this paragraph. Payment of attorneys’ fees and expenses to plaintiffs’ counsel in the Actions is expressly contingent upon (i) the Settlement becoming “Final,” which shall require: (a) the negotiation and execution of the Stipulation and any related documentation; (b) the approval of the Settlement by the Maryland Court; and (c) the Order and Final Judgment approving the Settlement becoming no longer subject to appeal, whether by passage of time or otherwise; and (ii) the final dismissal of the Actions. If approved, payment of attorneys’ fees and expenses shall be made to Plaintiffs’ respective counsel within ten (10) business days of the final dismissal of all of the Actions.

35.	Except as provided for herein and in the Stipulation, Defendants and the Released Persons shall bear no other expenses, costs, damages or fees incurred by any Plaintiff, or any member of the Class, or by any attorney, expert, advisor, agent or representative of the foregoing persons in the Actions. Defendants reserve the right to oppose any application made to the Court or the court in any other jurisdiction to recover any such additional amounts, and to seek fees and expenses incurred in opposing such application.

RIGHT TO APPEAR AND OBJECT

The Settlement and Maryland Counsel’s Fees

36.

Any member of the Class who objects to the certification of the Class, the Settlement of plaintiffs’ claims in the Maryland Action and/or the judgment to be entered in the Maryland Action, the attorneys’ fees and expenses sought by plaintiffs’ counsel in the Maryland Action, and/or the agreements relating to fees to be sought in the Pennsylvania Action and LAMPERS Action as set forth above, or otherwise wishes to be heard, may appear personally or by counsel at the Hearing and present evidence or argument that may be proper and relevant; provided, however, that no member of the Class may be heard and no papers or briefs submitted by or on behalf of any member of the Class shall be received and considered, except by Order of the Court for good cause shown, unless, no later than ten (10) business days prior to the Hearing, copies of (a) a written notice of intention to appear, identifying the name, address, and telephone number of the objector and, if represented, their counsel, (b) a written detailed statement of such person’s specific objections to any matter before the Court, (c) a written statement certifying that the objector is a member of the Class, (d) the grounds for such objections and any reasons for such person’s desiring to appear and be heard, and (e) all documents and writings such person desires the Court to consider, shall be served electronically or by hand or overnight mail upon the following counsel:

Joseph Levi Eduard Korsinsky Michael H. Rosner LEVI & KORSINSKY LLP 30 Broad Street, 15th Floor New York, New York 10004 Counsel for Plaintiffs in the Maryland Action

Edward P. Welch

Jennifer C. Voss

SKADDEN, ARPS, SLATE,

    MEAGHER & FLOM LLP

One Rodney Square

P.O. Box 636

Wilmington, Delaware 19899

Counsel for Defendants Paul Evanson, Eleanor Baum, H. Furlong

Baldwin, Cyrus F. Freidheim, Jr., Julia L. Johnson, Ted J. Kleisner,

Christopher D. Pappas, Steven H. Rice, Gunnar E. Sarsten, Michael H.

Sutton, Kirk Oliver and Allegheny Energy, Inc.

Nicholas I. Porritt Robert E. Williams AKIN GUMP STRAUSS HAUER & FELD, LLP 1333 New Hampshire Avenue, NW Washington, D.C. 20036 Counsel for Defendants FirstEnergy Corp. and Element Merger Sub, Inc.

At the same time, these papers must be filed with the Clerk of the Court for Baltimore City, 111 North Calvert Street, Baltimore, Maryland 21202. Unless the Court otherwise directs, no member of the Class shall be entitled to object to the Settlement (including the agreements relating to attorneys’ fees), or to the judgment to be entered herein, or to the attorneys’ fees and expenses sought by plaintiffs’ counsel in the Maryland Action, or otherwise to be heard, except by serving and filing written objections as described above. Any person who fails to object in the manner provided above shall be deemed to have waived such objection and shall forever be barred from making any such objection in the Maryland Action or in any other action or proceeding.

The Dismissal of the Pennsylvania Action and the LAMPERS Action

37. Any member of the Class who wishes to object to the Settlement must provide written notice as described in the preceding section, “The Settlement and Maryland Counsel’s Fees.” To the extent any written objection so provided relates to the Pennsylvania Action or the LAMPERS Action and the attorneys’ fees and expenses to be sought in either or both of those actions, then such objections shall be provided to the Pennsylvania State Court or Pennsylvania Federal Court, respectively, in advance of the dismissal of those Actions.

38. However, the Maryland Court is the only court that will review the fairness of the Settlement and whether it should be approved, and the Maryland Court’s ruling will be binding on all members of the Class. Within three business days of the Settlement becoming Final (as defined in paragraph 34 of this Notice), the parties to the Pennsylvania Action and the LAMPERS Action will seek the dismissal with prejudice of those Actions based upon the preclusive effect of the Maryland Court’s approval of the Settlement and plaintiffs in those actions will seek attorneys’ fees and expenses.

THE ORDER AND FINAL JUDGMENT OF THE COURT

39.	If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the Class, the parties will ask the Maryland Court to enter an Order and Final Judgment, which will, among other things:

(a) approve the Settlement as fair, reasonable, adequate and in the best interests of the Class and direct consummation of the Settlement in accordance with its terms and conditions;

(b) confirm certification of the Class, defined as all persons or entities who held or owned shares of Allegheny common stock, either of record or beneficially, other than Defendants and members of their immediate families, at any time during the period from and including February 11, 2010 and through the date of the consummation of the Merger, pursuant to Maryland Rules 2-231(a), 2-231(b)(1) and 2-231(b)(2);

(c) dismiss plaintiffs’ claims in the Maryland Action with prejudice as against the named plaintiffs in the Maryland Action and all of the members of the Class;

(d) dismiss the derivative claims in the Maryland Action with prejudice;

(e) permanently bar and enjoin the members of the Class from instituting, commencing, prosecuting, participating in or continuing any action or other proceeding in any court or tribunal of this or any other jurisdiction, either directly, representatively, derivatively or in any other capacity, asserting any claims that are, arise out of, or in any way relate to, Released Claims as defined in the Stipulation; and

(f) retain jurisdiction over all matters relating to the administration and consummation of the Settlement.

40.	In the event the Settlement is not approved or such approval does not become final, then the Settlement shall be of no further force and effect and each party then shall be returned to his, her or its respective position prior to the Settlement without prejudice and as if the Settlement had not been entered into.

SCOPE OF THIS NOTICE AND FURTHER INFORMATION

41.	The foregoing description of the Hearing, the Actions, the terms of the proposed Settlement and other matters described herein does not purport to be comprehensive. Accordingly, members of the Class are referred to the documents filed with the Court in the Maryland Action. You or your attorney may examine the documents filed in the Maryland Action during regular business hours on any business day at the office of the Clerk of the Court for Baltimore City, 111 North Calvert Street, Baltimore, Maryland 21202.

42.	If you would like further information, you may contact the following counsel for the Maryland Plaintiffs:

Joseph Levi Eduard Korsinsky Michael H. Rosner LEVI & KORSINSKY LLP 30 Broad Street, 15th Floor New York, New York 10004 (212) 363-7500 (Telephone No.) (212) 363-7171 (Facsimile No.)

PLEASE DO NOT WRITE OR CALL THE COURT

DATED: October     , 2010

BY ORDER OF THE COURT

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